UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 30, 2024

BARNES GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	1-4801	06-0247840
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 Main Street Bristol, Connecticut 06010
(Address of Principal Executive Offices) (Zip Code)

(860) 583-7070
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value per share	B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

As previously announced, on October 6, 2024, Barnes Group Inc., a Delaware corporation (“Barnes”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Goat Holdco, LLC, a Delaware limited liability company (“Parent”), and Goat Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which, upon the terms and subject to the conditions of the Merger Agreement, Merger Sub will merge with and into Barnes (the “Merger”), with Barnes surviving the Merger as a wholly owned subsidiary of Parent.

Barnes has filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement (the “definitive proxy statement”) for the solicitation of proxies in connection with the Barnes special meeting of stockholders, to be held on January 9, 2025, to vote upon, among other things, matters necessary to complete the Merger.

Litigation Related to the Merger

As of the date hereof, Barnes has received several demand letters from purported stockholders (the “Demand Letters”) of Barnes and, to Barnes’ knowledge, three complaints have been filed with respect to the Merger. The complaints are captioned:  Steven Weiss v. Barnes Group Inc., et al., No. 659589/2024 (N.Y. Sup. Ct. Dec. 11, 2024); Christopher Scott v. Barnes Group Inc., et al., No. 659601/2024 (N.Y. Sup. Ct. Dec. 12, 2024) and Ronald Young v. Elijah Barnes, et al., No. FBTCV256141371S (Conn. Super. Ct. Dec. 16, 2024) (collectively referred to as the “Stockholder Actions”).

The Demand Letters and the Stockholder Actions allege that, among other things, the definitive proxy statement contains certain disclosure deficiencies and/or incomplete information regarding the Merger. Although the outcome of, or estimate of the possible loss or range of loss, from these matters cannot be predicted, Barnes believes that the allegations contained in the Demand Letters and Stockholder Actions are without merit.

Barnes believes that no supplemental disclosures are required under applicable laws; however, in order to avoid the risk of the Demand Letters and the Stockholder Actions delaying the Merger and minimize the expense of defending the Stockholder Actions, and without admitting any liability or wrongdoing, Barnes is voluntarily making certain disclosures below that supplement those contained in the definitive proxy statement. These disclosures, and disclosures on certain other matters, are provided in this Current Report on Form 8-K. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, Barnes specifically denies all allegations in the Demand Letters and the Stockholder Actions, including that any additional disclosure was or is required.

It is possible that additional, similar demand letters or complaints may be received or filed or the Stockholder Actions may be amended. Barnes does not intend to announce the receipt or filing of each additional, similar demand letter, complaint or any amended complaint.

SUPPLEMENT TO THE DEFINITIVE PROXY STATEMENT/PROSPECTUS

This supplemental information to the definitive proxy statement should be read in connection with the definitive proxy statement, which should be read in its entirety. All page references are to pages in the definitive proxy statement, and terms used below, unless otherwise defined, have the meanings set forth in the definitive proxy statement. For clarity, new text within restated paragraphs and tables from the definitive proxy statement is bold and underlined, while deleted text is bold and stricken-through.

The second paragraph on Page 56 under “Proposal 1: Adoption of the Merger Agreement – Opinions of Barnes’ Financial Advisors – Opinion of Goldman Sachs & Co. LLC – Illustrative Discounted Cash Flow Sum-of-the-Parts Analysis” is hereby amended and supplemented as follows:

Goldman Sachs derived ranges of illustrative enterprise values for each of Barnes Ex-RSP and RSP by adding the ranges of present values it derived above. Goldman Sachs then subtracted from the ranges of illustrative enterprise values it derived for Barnes Ex-RSP, the amount of Barnes’ net debt as of June 30, 2024 of approximately $1,112 million as provided by and approved for Goldman Sachs’ use by Barnes management, to derive a range of illustrative equity values for Barnes Ex-RSP. Illustrative equity value of RSP was calculated on a debt free, cash free basis. Goldman Sachs then divided the ranges of illustrative equity values it derived for each of Barnes Ex-RSP and RSP by the number of fully diluted outstanding shares of Barnes, ~~as provided by and approved for Goldman Sachs’ use by the management of Barnes, using the treasury stock method,~~ as of October 4, 2024, ranging from approximately 51.9 million to 52.4 million, calculated using the treasury stock method and data provided by and approved for Goldman Sachs’ use by the management of Barnes, and derived a range of illustrative present values per share of the Barnes common stock from $25 to $45 for Barnes Ex-RSP and $14 to $18 for RSP, rounded to the nearest dollar. Goldman Sachs added together the ranges of illustrative present values per share of the Barnes common stock of each of Barnes EX-RSP and RSP to derive a range of illustrative present values per share of the Barnes common stock ranging from $39 to $62, rounded to the nearest dollar.

The third paragraph on Page 56 under “Proposal 1: Adoption of the Merger Agreement – Opinions of Barnes’ Financial Advisors – Opinion of Goldman Sachs & Co. LLC – Illustrative Present Value of Share Price Analysis” is hereby amended and supplemented as follows:

Using the September 2024 Projections, Goldman Sachs performed an illustrative analysis of the implied present value of an illustrative future value per share of the Barnes common stock. For this analysis, Goldman Sachs first calculated the implied enterprise value (“EV”) for Barnes as of December 31 for each of the fiscal years 2024 through 2026, by applying a range of multiples of illustrative EV to next twelve month (“NTM”) EBITDA (“EV/ NTM EBITDA)” of 8.5x to 10.5x to estimates of Barnes’ adjusted EBITDA for each of the fiscal years 2025 through 2027. This illustrative range of EV/NTM EBITDA multiple estimates was derived by Goldman Sachs utilizing its professional judgment and experience, taking into account current and historical EV/NTM EBITDA multiples for Barnes and current and historical EV/NTM EBITDA multiples for certain publicly traded companies. The selected publicly traded companies are as follows:

Selected Publicly Traded Companies in the Aerospace Industry
●	ATI Inc.
●	Melrose Industries PLC
●	MOOG Inc.
●	MTU Aero Engines AG

Selected Publicly Traded Companies in the Industrial Industry
●	Gates Industrial Corporation plc
●	Hillenbrand, Inc.
●	Regal Rexnord Corporation
●	Silgan Holdings Inc.
●	The Timken Company

For each of Barnes and, using publicly available information, the selected publicly traded companies, Goldman Sachs calculated (i) the EV/NTM EBITDA of the closing price per share of Barnes common stock as of June 25, 2024 of 8.8x and the average of EV/NTM EBITDA multiples of Barnes for the one-year, three-year and five-year periods ended June 25, 2024 of 8.5x, 9.3x and 10.1x, respectively, and (ii) the ~~EV/NTM EBITDA~~ average of EV/NTM EBITDA multiples of the closing price per share of the selected publicly traded companies as of October 4, 2024 of 9.4x and the average of EV/NTM EBITDA multiples of the selected publicly traded companies for the one-year, three-year and five-year periods ended October 4, 2024 of 9.7x, 9.0x and 9.2x, respectively.

The table on Page 57 under “Proposal 1: Adoption of the Merger Agreement – Opinions of Barnes’ Financial Advisors – Opinion of Goldman Sachs & Co. LLC  – Selected Transactions Analysis” is hereby amended and restated as follows:

Announcement Date	Selected Transactions in the Aerospace Industry		EV of Target	EV / LTM EBITDA Unless Otherwise Stated
	Acquiror	Target	(in millions)
March 2015	Alcoa Corporation	RTI International Metals, Inc.	$1,500	13.1x
August 2021	Parker Hannifin Corporation	Meggitt PLC	₤7.120	16.3x(1)
September 2021	Bain Capital, LP	ITP Aero (Industria de Turbo Propulsores, S.A.)	€1,800	15.1x
May 2023	HEICO Corp.	Wencor Group, LLC	$2,050	13.4x(2)
June 2023	Kohlberg Kravis Roberts & Co. L.P.	CIRCOR International, Inc.	$1,630	13.1x
June 2023	Barnes Group Inc.	MB Aerospace Holdings Inc.	$740	11.4x(3)
December 2023	AAR Corp.	Triumph Group, Inc.’s Product Support Business	$725	14.5x
January 2024	Arcline Investment Management, L.P.	Kaman Corporation	$1,870	16.7x
July 2024	Platinum Equity Advisors, LLC	Héroux-Devtek Inc.	C$1,362	14.8x

(1)	Represents EV/ 2019A EBITDA. Calculated based on U.S. GAAP Enterprise Value and U.S. GAAP equivalent EBITDA.
(2)	Represents EV / 2023E EBITDA.
(3)	Represents EV / 2023E EBITDA.

The table on Page 58 under “Proposal 1: Adoption of the Merger Agreement – Opinions of Barnes’ Financial Advisors – Opinion of Goldman Sachs & Co. LLC  – Selected Transactions Analysis” is hereby amended and restated as follows:

Announcement Date	Selected Transactions in the Industrial Industry		EV of Target	EV / LTM EBITDA Unless Otherwise Stated
	Acquiror	Target	(in millions)
April 2014	Blackstone Inc.	Gates Corporation	$5,400	9.4x
August 2015	Berkshire Hathaway Inc.	Precision Castparts Corp.	$37,200	12.3x
March 2018	Altra Industrial Motion Corp.	Fortive Corporation’s Automation & Specialty Business	$3,000	13.6x
July 2019	Hillenbrand, Inc.	Milacron Holdings Corp.	$2,030	9.4x
July 2019	Parker Hannifin Corporation	Exotic Metals Forming Company LLC	$1,725	12.9x(1)
February 2021	Regal Beloit Corporation	Rexnord Corporation’s Process & Motion Control Business	$3,688	14.2x
October 2022	Regal Rexnord Corporation	Altra Industrial Motion Corp.	$4,950	13.6x

(1)	Represents EV / 2019A EBITDA.

The first sentence in the first paragraph on Page 58 under “Proposal 1: Adoption of the Merger Agreement – Opinions of Barnes’ Financial Advisors – Opinion of Goldman Sachs & Co. LLC  – Selected Transactions Analysis” is hereby amended as follows:

~~The results are as follows:~~

The second sentence in the first paragraph on Page 58 under “Proposal 1: Adoption of the Merger Agreement – Opinions of Barnes’ Financial Advisors – Opinion of Goldman Sachs & Co. LLC  – Selected Transactions Analysis” is hereby amended and supplemented as follows:

Based on the results of the foregoing calculations and Goldman Sachs’ professional judgment and experience, Goldman Sachs applied a reference range of EV/LTM adjusted EBITDA multiples of 9.4x to 16.7x to Barnes’ LTM pro forma adjusted EBITDA as of June 30, 2024, as provided by and approved for Goldman Sachs’ use by the management of Barnes, to derive a range of implied enterprise values for Barnes. Goldman Sachs then subtracted the net debt of Barnes as of June 30, 2024 of approximately $1,112 million, as provided by and approved for Goldman Sachs’ use by the management of Barnes, and divided the result by the number of fully diluted outstanding share of Barnes common stock as of October 4, 2024, as provided by and approved for Goldman Sachs’ use by the management of Barnes, to derive a reference range of implied values per share of the Barnes common stock of $31 to $71, rounded to the nearest dollar.

The eighth sentence in the third full paragraph on Page 59 under “Proposal 1: Adoption of the Merger Agreement – Opinions of Barnes’ Financial Advisors – Opinion of Goldman Sachs & Co. LLC ” is hereby amended and supplemented as follows:

Affiliates of Goldman Sachs & Co. LLC also ~~may have~~ are currently co-invested with Apollo and its affiliates ~~from time to time~~ and ~~may have~~ invested in limited partnership units of affiliates of Apollo ~~from time to time~~ and may do so in the future.

The second and third sentences of the first full paragraph on Page 62 under “Proposal 1: Adoption of the Merger Agreement – Opinions of Barnes’ Financial Advisors – Opinion of Jefferies LLC” are hereby amended and supplemented as follows:

With respect to the selected public companies and selected precedent transactions analyses summarized below, no company or transaction used as a comparison was identical or directly comparable to Barnes, its business segments or the Merger. These analyses necessarily involved complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the public trading, acquisition or other values of the companies, businesses or transactions concerned.

The second sentence of the fourth full paragraph on Page 63 under “Proposal 1: Adoption of the Merger Agreement – Opinions of Barnes’ Financial Advisors – Opinion of Jefferies LLC – Financial Analyses – Selected Public Companies Analyses – Consolidated” is hereby amended and supplemented as follows:

Jefferies applied ~~selected~~ ranges of calendar year 2024 and calendar year 2025 estimated adjusted EBITDA multiples derived from the Barnes selected companies of 10.0x to 13.0x and 9.0x to 12.0x (selected based on Jefferies’ professional judgment and informed by, among other things, the median calendar year 2024 and calendar year 2025 estimated adjusted EBITDA multiples observed for the Barnes selected companies and the financial profile, end-market exposure and scale of Barnes relative to the Barnes selected companies), respectively, to the calendar year 2024 estimated pro forma adjusted EBITDA and calendar year 2025 estimated adjusted EBITDA of Barnes, respectively.

The second sentence of the fifth full paragraph on Page 64 under “Proposal 1: Adoption of the Merger Agreement – Opinions of Barnes’ Financial Advisors – Opinion of Jefferies LLC – Financial Analyses – Selected Public Companies Analyses – Sum-of-the-Parts” is hereby amended and supplemented as follows:

Jefferies applied ~~selected~~ ranges of calendar year 2024 and calendar year 2025 estimated adjusted EBITDA multiples derived from the selected aerospace companies of 10.5x to 13.5x and 9.5x to 12.5x (selected based on Jefferies’ professional judgment and informed by, among other things, the median calendar year 2024 and calendar year 2025 estimated adjusted EBITDA multiples observed for the selected aerospace companies and the financial profile, end-market exposure and scale of the Barnes aerospace business relative to the selected aerospace companies), respectively, to the calendar year 2024 and calendar 2025 estimated adjusted EBITDA attributable to the Barnes aerospace business, respectively, excluding such business’ revenue sharing programs, which was separately evaluated as described below under “—Discounted Cash Flow Analyses—Revenue Sharing Programs.”

The second sentence of the third full paragraph on Page 65 under “Proposal 1: Adoption of the Merger Agreement – Opinions of Barnes’ Financial Advisors – Opinion of Jefferies LLC – Financial Analyses – Selected Public Companies Analyses – Sum-of-the-Parts” is hereby amended and supplemented as follows:

Jefferies applied ~~selected~~ ranges of calendar year 2024 and calendar year 2025 estimated adjusted EBITDA multiples derived from the selected MS companies of 10.5x to 12.5x and 8.75x to 10.75x (selected based on Jefferies’ professional judgment and informed by, among other things, the median calendar year 2024 and calendar year 2025 estimated adjusted EBITDA multiples observed for the selected MS companies and the near-term differences in timing of profitability and financial profile, end-market exposure and scale of the Barnes MS business relative to the selected MS companies), respectively, to the calendar year 2024 and calendar 2025 estimated adjusted EBITDA attributable to the Barnes MS business, respectively.

The second sentence of the sixth paragraph beginning on Page 65 under “Proposal 1: Adoption of the Merger Agreement – Opinions of Barnes’ Financial Advisors – Opinion of Jefferies LLC – Financial Analyses – Selected Public Companies Analyses – Sum-of-the-Parts” is hereby amended and supplemented as follows:

Jefferies applied ~~selected~~ ranges of calendar year 2024 and calendar year 2025 estimated adjusted EBITDA multiples derived from the selected MCS companies of 9.5x to 11.5x and 8.5x to 10.5x (selected based on Jefferies’ professional judgment and informed by, among other things, the median calendar year 2024 and calendar year 2025 estimated adjusted EBITDA multiples observed for the selected MCS companies and the financial profile, end-market exposure and scale of the Barnes FMC business relative to the selected MCS companies), respectively, to the calendar year 2024 estimated pro forma adjusted EBITDA and calendar year 2025 estimated adjusted EBITDA attributable to the Barnes FMC business, respectively.

The second sentence of the third full paragraph on Page 66 under “Proposal 1: Adoption of the Merger Agreement – Opinions of Barnes’ Financial Advisors – Opinion of Jefferies LLC – Financial Analyses – Selected Public Companies Analyses – Sum-of-the-Parts” is hereby amended and supplemented as follows:

Jefferies applied ~~selected~~ ranges of calendar year 2024 and calendar year 2025 estimated adjusted EBITDA multiples derived from the selected automation companies of 11.5x to 13.5x and 9.5x to 11.5x (selected based on Jefferies’ professional judgment and informed by, among other things, the median calendar year 2024 and calendar year 2025 estimated adjusted EBITDA multiples observed for the selected automation companies and the financial profile, end-market exposure and scale of the Barnes automation business relative to the selected automation companies), respectively, to the calendar year 2024 and calendar 2025 estimated adjusted EBITDA attributable to the Barnes automation business, respectively.

The second sentence of the third paragraph on Page 67 under “Proposal 1: Adoption of the Merger Agreement – Opinions of Barnes’ Financial Advisors – Opinion of Jefferies LLC – Financial Analyses – Selected Precedent Transactions Analysis” is hereby amended and supplemented as follows:

Jefferies applied a ~~selected~~ range of latest 12 months adjusted EBITDA multiples derived from the selected transactions of 11.5x to 13.5x (selected based on Jefferies’ professional judgment and informed by, among other things, the median latest 12 months adjusted EBITDA multiple observed for the selected transactions and the financial profile, end-market exposure and scale of Barnes relative to the target companies or businesses involved in the selected transactions) to the latest 12 months (as of June 30, 2024) pro forma adjusted EBITDA of Barnes.

The second sentence of the third paragraph on Page 68 under “Proposal 1: Adoption of the Merger Agreement – Opinions of Barnes’ Financial Advisors – Opinion of Jefferies LLC – Financial Analyses – Discounted Cash Flow Analyses – Consolidated (Without Revenue Sharing Programs)” is hereby amended and supplemented as follows:

For purposes of this analysis, stock-based compensation was treated as a cash expense and Barnes’ net debt was allocated between (i) Barnes, excluding its aerospace business’ revenue sharing programs, and (ii) Barnes’ aerospace revenue sharing programs, based on their respective contributions to Barnes’ total implied enterprise value.

The third sentence of the third paragraph on Page 68 under “Proposal 1: Adoption of the Merger Agreement – Opinions of Barnes’ Financial Advisors – Opinion of Jefferies LLC – Financial Analyses – Discounted Cash Flow Analyses – Consolidated (Without Revenue Sharing Programs)” is hereby amended and supplemented as follows:

Jefferies calculated terminal values for Barnes by applying to Barnes’ fiscal year 2028 normalized unlevered, after-tax free cash flow a ~~selected~~ range of perpetuity growth rates of 3.5% to 4.5% (selected based on Jefferies’ professional judgment).

The fourth sentence of the third paragraph on Page 68 under “Proposal 1: Adoption of the Merger Agreement – Opinions of Barnes’ Financial Advisors – Opinion of Jefferies LLC – Financial Analyses – Discounted Cash Flow Analyses – Consolidated (Without Revenue Sharing Programs)” is hereby amended and supplemented as follows:

The present values (as of June 30, 2024) of the cash flows and terminal values were then calculated using a selected range of discount rates of 10.5% to 11.5% derived from a weighted average cost of capital calculation.

The following sentence is added after the first sentence of the fourth paragraph on Page 68 under “Proposal 1: Adoption of the Merger Agreement – Opinions of Barnes’ Financial Advisors – Opinion of Jefferies LLC – Financial Analyses – Discounted Cash Flow Analyses – Revenue Sharing Programs”:

For purposes of this analysis, Barnes’ net debt was allocated between (i) Barnes’ aerospace revenue sharing programs, and (ii) Barnes, excluding its aerospace business’ revenue sharing programs, based on their respective contributions to Barnes’ total implied enterprise value.

The second sentence of the fourth paragraph on Page 68 under “Proposal 1: Adoption of the Merger Agreement – Opinions of Barnes’ Financial Advisors – Opinion of Jefferies LLC – Financial Analyses – Discounted Cash Flow Analyses – Revenue Sharing Programs” is hereby amended and supplemented as follows:

Jefferies calculated terminal values for the Barnes aerospace business’ revenue sharing programs by applying to the fiscal year 2028 normalized after-tax free cash flow expected to be generated by such programs a ~~selected~~ range of perpetuity growth rates of (3.0)% to (1.0)% (selected based on Jefferies’ professional judgment).

The third sentence of the fourth paragraph on Page 68 under “Proposal 1: Adoption of the Merger Agreement – Opinions of Barnes’ Financial Advisors – Opinion of Jefferies LLC – Financial Analyses – Discounted Cash Flow Analyses – Revenue Sharing Programs” is hereby amended and supplemented as follows:

The present values (as of June 30, 2024) of the cash flows and terminal values were then calculated using a selected range of discount rates of 10.5% to 11.5% derived from a weighted average cost of capital calculation.

The first bullet point of the sixth paragraph beginning on Page 68 under “Proposal 1: Adoption of the Merger Agreement – Opinions of Barnes’ Financial Advisors – Opinion of Jefferies LLC – Certain Additional Information” is hereby amended and supplemented as follows:

●
implied premiums paid or proposed to be paid in 241 selected all-cash merger and acquisition transactions involving U.S. publicly-traded target companies announced from January 1, 2019 through October 4, 2024 with transaction equity values greater than $1 billion; applying a selected range of implied premiums of approximately 18.6% to 60.1% (reflecting the overall 25th to 75th percentile of the implied premiums derived from such transactions based on the closing stock prices of the target companies involved in such transactions one trading day prior to public announcement of such transactions) to the closing price of Barnes common stock of $38.90 per share on June 25, 2024 (the date that is one day prior to media reports that Barnes was exploring strategic alternatives, including a sale of Barnes) indicated an approximate implied per share equity value reference range for Barnes (rounded to the nearest $0.05) of $46.15 to $62.30; and

The following sentence is added after the first sentence of the fifth paragraph on Page 70 under “Proposal 1: Adoption of the Merger Agreement – Certain Financial Projections”:

The RSP Business fulfills Barnes’ obligations under contracts signed with GE Aerospace from 2000 through 2010 pursuant to which Barnes has an exclusive right to supply certain aftermarket parts to GE Aerospace over the life of certain engine programs.  Given the nature of the RSP Business, a relatively small percentage of corporate-level general and administrative costs is allocable to the RSP Business.

The following sentence is added after the second sentence of the seventh paragraph beginning on Page 70 under “Proposal 1: Adoption of the Merger Agreement – Certain Financial Projections”:

Given the nature of the RSP Business, a relatively small percentage of corporate-level general and administrative costs is allocable to the RSP Business.

Additional Information and Where to Find It
In connection with the Merger, Barnes has filed relevant materials with the SEC, including the definitive proxy statement. This filing is not a substitute for the definitive proxy statement or any other document that Barnes may file with the SEC or send to its stockholders in connection with the proposed transactions. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF BARNES ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE DEFINITIVE PROXY STATEMENT, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s website, www.sec.gov, or by visiting Barnes’ investor relations website, https://ir.onebarnes.com/home/default.aspx.

Participants in the Solicitation
Barnes and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Barnes’ directors and executive officers is set forth in:  (i) Barnes’ proxy statement for the 2024 annual meeting of stockholders, which was filed with the SEC on March 29, 2024, including under the sections captioned “Director Compensation,” “Executive Compensation,” and “Stock Ownership” in the Annual Meeting Proxy Statement and (ii) the definitive proxy statement, which was filed with the SEC on December 6, 2024, including under the headings “Interests of Barnes’ Executive Officers and Directors in the Merger”, “Treatment of Barnes Equity Awards”, “Company ESPP”, “Severance Agreements”, “2024 Annual Bonus”, “Outplacement”, “Indemnification Insurance”, “New Compensation Arrangements”, “Quantification of Payments and Benefits to Barnes’ Named Executive Officers”, and “Security Ownership of Certain Beneficial Owners and Management.”

Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive proxy statement and other relevant materials to be filed with the SEC in connection with the proposed transaction when they become available. Free copies of the definitive proxy statement and such other materials may be obtained as described in the preceding paragraph.

Forward-Looking Statements
This filing contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements often contain words such as “anticipate,” “believe,” “expect,” “plan,” “estimate,” “project,” “continue,” “will,” “should,” “may,” and similar terms. These forward-looking statements do not constitute guarantees of future performance and are subject to a variety of risks and uncertainties that may cause actual results to differ materially from any future results expressed or implied by the forward-looking statements. In addition, we have based some of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Such factors, risks and uncertainties include: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement between the parties to the proposed transaction or extend the anticipated timetable for completion of the proposed transaction; (2) the failure to obtain approval of the proposed transaction from Barnes’ shareholders; (3) the failure to obtain certain required regulatory approvals or the failure to satisfy any of the other closing conditions to the completion of the proposed transaction within the expected timeframes or at all; (4) risks related to disruption of management’s attention from Barnes’ ongoing business operations due to the proposed transaction; (5) the effect of the announcement of the proposed transaction on the ability of Barnes to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business, or on its operating results and business generally; (6) the ability of Barnes to meet expectations regarding the timing and completion of the transaction; (7) the impacts resulting from the conflict in Ukraine, the Middle East or any other geopolitical tensions; and (8) the impacts of any pandemics, epidemics or infectious disease outbreaks.

For additional information and detailed discussion of these risks, uncertainties, and other potential factors that could affect our business and performance and cause actual results or outcomes to differ materially from the results, performance or achievements addressed in our forward-looking statements is included in our other filings with the SEC, including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings. Barnes assumes no obligation to update its forward-looking statements, which speak as of their respective dates, whether as a result of new information, future events, or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 30, 2024	BARNES GROUP INC.

	By:	/s/ Jay B. Knoll
		Name:	Jay B. Knoll
		Title:	Senior Vice President, General Counsel and Secretary